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                                                                   Exhibit 10(c)

                                OPTION AGREEMENT
                                ----------------



         OPTION AGREEMENT made as of this 3rd day of December, 1998, by and between ALLIBERT EQUIPEMENT U.S., INC., a Delaware corporation ("AE U.S."), and MYERS INDUSTRIES, INC., an Ohio corporation ("Myers"), and joined in by SOMMER ALLIBERT S.A., a French societe anonyme ("Sommer Allibert").

                                    RECITALS
                                    --------

A. Sommer Allibert, which is the ultimate parent of AE U.S., and Myers have signed, on even date herewith, a certain Protocole d'Accord (the "Protocole") which provides, inter alia, for the indirect sale of the 50% percentage interest in ALLIBERT-CONTICO, L.L.C., a Missouri limited liability company ("Allibert Contico"), owned by AE U.S. (the "Allibert Interest"), to Myers or to a direct or indirect subsidiary of Myers (for purposes hereof, also hereinafter referred to as "Myers").

B. Under the Protocole, the parties may terminate their agreement, on or prior to the closing of the transactions contemplated, for various reasons as therein set forth, and Sommer Allibert has the unilateral right, in the event the costs of environmental remediation as defined in the Protocole are greater than 50,000,000 French francs, to terminate the Protocole.

C. Myers has also entered into the Contico Sale Agreement with CONTICO INTERNATIONAL, INC. ("Contico") which provides for the direct sale of the 50% percentage interest in Allibert- Contico owned by Contico (the "Contico Interest") to Myers.

D. Because it is possible that in the event of termination of the Protocole on or prior to closing, either Myers will nonetheless wish to acquire, or AE U.S. will nonetheless wish to sell, the Allibert Interest so that notwithstanding the termination of the Protocole, Myers has the ability to acquire 100% of the percentage interest in Allibert-Contico and Sommer Allibert can thereby terminate its involvement in such company, the Protocole provides that AE U.S. shall offer to Myers a call option, and Myers shall offer to AE U.S. a put option with respect to the Allibert Interest.

E. The parties hereto therefore wish to set forth the terms and conditions pertaining to the put and call options to be conferred further to the Protocole.









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                                    AGREEMENT

1. DEFINITIONS. The following terms shall have the meanings as herein set forth:

         "Business Day" shall mean the time between the hours of 9:00 a.m. and 5:00 p.m. on any day other than Saturday, Sunday or a day on which banks in either Akron, Ohio or St. Louis, Missouri are not open for the transaction of business.

         "Exercise Notice" shall have the meaning set forth in Section 5 hereof.

         "Option Exercise Period" shall mean the five (5) Business Day period commencing upon the closing date set under the Protocole, as the same may be extended, delayed or adjourned by agreement of the parties thereto.

         "Option Price" shall be equal to the sum of Twenty-Two Million Five Hundred Thousand Dollars ($22,500,000.00), adjusted in the same manner as the Contico Interest Purchase Price in accordance with the provisions of Article 1 and Section 6.10 of the Contico Sale Agreement, as the same has been amended, provided, however, that in no event shall the Option Price be less than Twenty-One Million Five Hundred Thousand Dollars ($21,500,000.00), reduced by any adjustment made pursuant to
         Section 6.10 of the Contico Sale Agreement, as such Section has been amended.

         "Option Settlement Date" shall mean the day occurring five (5) Business Days after the Option Exercise Date, or such later date as the parties may together agree.

         "Option Settlement Place" shall mean the offices of Pavia & Harcourt, 600 Madison Avenue, New York, New York, USA.

2. INCORPORATION BY REFERENCE. To the extent required by this Option Agreement, the terms of the Contico Sale Agreement, as amended, annexed hereto as Exhibit A, are hereby incorporated by reference as though fully set forth herein. In the event of an inconsistency between the terms of the Contico Sale Agreement and any particular disposition of this Option Agreement, the terms and conditions hereof shall be controlling.

3. GRANT OF PUT OPTION. Myers hereby grants to AE U.S. an option (the "Put Option"), exercisable as hereinafter provided, to sell to Myers the Allibert Interest at the Option Price.

4. GRANT OF CALL OPTION. AE U.S. hereby grants to Myers an option (the "Call Option"), exercisable as hereinafter provided, to purchase from AE U.S. the Allibert Interest at the Option Price.





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5.       EXERCISE OF PUT AND CALL OPTION. The Put Option or the Call Option,
         as the case may be, may be exercised at any time during the Option Exercise Period by the party holding such option, in the event the closing under the Protocole does not occur, by delivery of its Exercise Notice to the other party with a copy to Allibert-Contico, sent in the manner provided in Section 12, stating that the notifying party wishes to exercise its option and making reference to this Option Agreement. The Exercise Notice, if sent by AE U.S., shall also designate the account or accounts to which the sums payable to AE U.S. for the purchase of the Allibert Interest shall be paid. If the Exercise Notice is sent by Myers, AE U.S. shall send a responding notice, within two
         (2) Business Days after receipt of the Exercise Notice, in which shall be designated the account or accounts to which the sums payable to AE U.S. for the purchase of the Allibert Interest shall be paid. The sending of the Exercise Notice shall be an irrevocable obligation on the part of the notifying party to complete the sale or purchase, as the case may be, of the Allibert Interest in accordance with the terms hereof. Receipt of the Exercise Notice shall obligate the recipient to perform the transaction contemplated by the Option in accordance with the terms hereof.

6. CLOSING OF THE OPTION TRANSACTION. On the Option Settlement Date, and at the Option Settlement Place, AE U.S. shall, in exchange for the Option Price, sell, convey, transfer and assign to Myers, and Myers shall acquire from AE U.S., the Allibert Interest, free and clear of all liens, security interests, claims, encumbrances and transfer restrictions, but subject to the terms of the Operating Agreement of Allibert-Contico, as amended (any such amendment since the date of the Contico Sale Agreement to be of the kind and in the manner set forth in
         Section 6.12 of the Contico Sale Agreement) and as the same shall be in effect on such date. The Option Price shall be determined as provided in Article 1 of the Contico Sale Agreement, including the procedure for resolution of disagreement, shall be further adjusted as provided in
         Section 6.10 of the Contico Sale Agreement, as such Section has been amended, if applicable, and shall be paid in such manner, in such installments and at such times as are set forth in Article 1 of the Contico Sale Agreement, including payments into escrow. The payment into escrow shall be made further to an Escrow Agreement in the form annexed hereto as Exhibit B, to be executed by AE U.S. and Myers at the closing of the transaction contemplated by this Option Agreement. The Escrow Agreement provides that the fees and expenses of the Escrow Agent, other than investment commissions and fees properly chargeable to the escrow account, shall be for the account of Myers. Also at such closing, AE U.S., Sommer Allibert and Myers will enter into the Non-Competition Agreement referred to therein, annexed hereto as Exhibit C.

7. BINDING AGREEMENT OF AE U.S.. AE U.S. has the right, power and authority to enter into this Agreement and to consummate the transaction contemplated hereby and otherwise to perform its obligations hereunder. The execution, delivery and performance by AE U.S. of this Agreement and the consummation of the transaction contemplated hereby have been duly authorized by all necessary corporate action on the part of AE U.S. This Agreement constitutes the valid and binding agreement of AE U.S., enforceable against AE U.S. in accordance with its terms. AE U.S. has the power to perform all of its obligations under this Agreement, the execution,



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         delivery and/or performance of which will not constitute a violation of, be in conflict with or constitute a default under any contract, agreement, commitment, undertaking or understanding to which AE U.S. is a party or to which it or any of its properties is subject; any judgment, decree or order of any governmental authority or court to which AE U.S. or its properties is subject or bound; or any applicable law; or any governing or applicable agreements, instruments or other documents.

8. BINDING AGREEMENT OF MYERS. Myers has the right, power and authority to enter into this Agreement and to consummate the transaction contemplated hereby and otherwise to perform its obligations hereunder. The execution, delivery and performance by Myers of this Agreement and the consummation of the transaction contemplated hereby have been duly authorized by all necessary corporate action on the part of Myers. This Agreement constitutes the valid and binding agreement of Myers, enforceable against Myers in accordance with its terms. Myers has the power to perform all of its obligations under this Agreement, the execution, delivery and/or performance of which will not constitute a violation of, be in conflict with or constitute a default under any contract, agreement, commitment, undertaking or understanding to which Myers is a party or to which it or any of its properties is subject; any judgment, decree or order of any governmental authority or court to which Myers or its properties is subject or bound; or any applicable law; or any governing or applicable agreements, instruments or other documents. With respect to the representations and warranties of Myers contained in this Section 8, the term [Agreement] includes, specifically, the guarantee obligations of Myers further to the contingent guarantee extended in favor of AE U.S. further to Section 10.

9. GUARANTEE OF SOMMER ALLIBERT. Sommer Allibert hereby guarantees to Myers the timely and complete performance by AE U.S. of each and all of AE U.S.' obligations under this Agreement, and the making of all payments herein required of AE U.S., all as in accordance with the terms hereof as the same may be amended. No consent of Sommer Allibert will be required with respect to any amendment of this Agreement as permitted hereunder, and this guarantee will apply to the obligations of AE U.S. hereunder as so amended. The liability of Sommer Allibert with respect to its guarantee obligations under this Agreement is primary, and Myers shall not be required to make any demand on AE U.S. for performance of any obligation under this Agreement, nor to exhaust any legal, contractual or equitable remedies against AE U.S. prior to proceeding against Sommer Allibert pursuant hereto. Sommer Allibert represents and warrants to Myers that the execution, delivery and performance by Sommer Allibert of its guarantee obligations under this Agreement have been duly authorized by all necessary corporate action on its part; that its guarantee obligations hereunder constitute the valid and binding guarantee of Sommer Allibert, enforceable against Sommer Allibert in accordance with its terms; that Myers Industries, Inc. has the power to perform its guarantee obligations under this Agreement, the execution, delivery and/or performance of which will not constitute a violation of, be in conflict with or constitute a default under (i) any contract, agreement, commitment, undertaking or understanding to which Sommer Allibert is a party or to which it or any of its properties is subject; (ii) any judgment, decree or order of any governmental authority



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         or court to which Sommer Allibert or its properties is subject or bound; or (iii) any applicable law; or any governing or applicable agreements, instruments or other documents.

10. CONTINGENT GUARANTEE OF MYERS INDUSTRIES, INC.. In the event of an assignment by Myers of its obligations hereunder in accordance with the terms of Section 14, Myers hereby guarantees to AE U.S. the timely and complete performance by its assignee of each and all of the obligations under this Agreement, including those other agreements to be executed by Myers pursuant hereto and assumed by its assignee, namely the Escrow Agreement, the Warranty Agreement and the Non-Competition Agreement, all of which shall be assumed by such assignee, and the making of all payments herein required of said assignee further to the assignment, all as in accordance with the terms hereof as the same may be amended. No consent of Myers will be required with respect to any amendment of this Agreement as permitted hereunder, and this guarantee will apply to the obligations of Myers' assignee hereunder as so amended. The liability of Myers with respect to its guarantee obligations under this Agreement is primary, and AE U.S. shall not be required to make any demand on Myers' assignee for performance of any obligation under this Agreement, nor to exhaust any legal, contractual or equitable remedies against such assignee prior to proceeding against Myers pursuant hereto.

11. REPRESENTATIONS AND WARRANTIES. The consummation of the sale/purchase of the Allibert Interest in accordance with this Agreement will be subject to the representations and warranties provided for under the Warranty Agreement executed simultaneously with the execution of this Agreement. The Warranty Agreement is annexed hereto as Exhibit D.

12. NOTICES. Any notices or other communications required or permitted hereunder to any party hereto shall be sufficiently given if (a) delivered in person, (b) sent by certified or registered mail, postage prepaid, (c) dispatched by reputable overnight delivery service, or (d) transmitted by facsimile machine if an answerback is received and notice is confirmed by any other manner provided herein, in each case addressed as follows:

                           In the case of AE U.S.:

                                    Allibert Equipement U.S., Inc.
                                    c/o Sommer Allibert S.A.
                                    2 rue de l'Egalite
                                    92748 Nanterre Cedex
                                    France
                                    Attn:  Michel Cognet
                                    Facsimile:  011-33-1-41-20-47-04





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                           With a copy to:

                                    Pavia & Harcourt
                                    600 Madison Avenue
                                    New York, New York 10022
                                    U.S.A.
                                    Attn:  Stephen D. Kramer
                                    Facsimile:  1-212-980-3185

                           In the case of Sommer Allibert:

                                    Sommer Allibert S.A.
                                    2 rue de l'Egalite
                                    92748 Nanterre Cedex
                                    France
                                    Attn:  Michel Cognet
                                    Facsimile:  011-33-1-41-20-47-04

                           With a copy to:

                                    Pavia & Harcourt
                                    600 Madison Avenue
                                    New York, New York 10022
                                    U.S.A.
                                    Attn:  Stephen D. Kramer
                                    Facsimile:  1-212-980-3185

                           In the case of Myers and/or its assignee:

                                    Myers Industries, Inc.
                                    1293 South Main Street
                                    Akron, Ohio 44301
                                    U.S.A.
                                    Attn:  Gregory J. Stodnick,
                                            Vice President- Finance
                                    Facsimile:  1-330-761-6156





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                           With a copy to:

                                    Brouse & McDowell, L.P.A.
                                    500 First National Tower
                                    Akron, Ohio 44308
                                    U.S.A.
                                    Attn:  Kevin C. O'Neil
                                    Facsimile:  1-330-253-8601

         or such substituted address as either party shall have given notice to the other in writing in the manner set forth in this Section 11.

13. AMENDMENT. This Agreement may be amended or modified in whole or in part only by an agreement in writing executed by the parties hereto and making specific reference to this Agreement.

14. BINDING ON SUCCESSORS AND ASSIGNS. Neither party hereto may assign this Agreement without the express written consent of the other, provided, however, that Myers may assign its rights and obligations hereunder and under those other agreements to be executed by Myers pursuant hereto, namely the Escrow Agreement, the Warranty Agreement and the Non-Competition Agreement, to a wholly-owned subsidiary (including an indirect subsidiary) if such assignee executes a written assumption agreement reasonably satisfactory to AE U.S., in which event the contingent guarantee accorded in Section 10 hereof shall become effective. Subject to the foregoing, this Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the parties hereto and their respective successors and assigns in accordance with the terms hereof.

15. SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement or any application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions of this Agreement and any other application thereof shall not in any way be affected or impaired thereby; provided, however, that to the extent permitted by applicable law, any invalid, illegal or unenforceable provision may be considered for the purpose of determining the intent of the parties in connection with the other provisions of this Agreement.

16. ENTIRE AGREEMENT; GOVERNING LAW. This Agreement represents the entire understanding of the parties regarding the subject matter and supersedes all prior negotiations and agreements between the parties with regard thereto. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Missouri, without reference to conflicts of laws principles.

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17.      DISPUTE RESOLUTION; EQUITABLE REMEDIES. Any and all disputes arising in connection with the subject matter of this Agreement shall be determined exclusively before the courts, state or federal, sitting in the State of Missouri. The parties acknowledge that the prejudice caused to either by the failure of the other to satisfy its obligations hereunder is incapable of being measured in money damages, and each consents to the remedy of specific performance of the terms hereof in addition to any other remedies available to a party at law or in equity for breach of this Agreement.





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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on the day and year first above written.


                                 MYERS INDUSTRIES, INC.


                                 By: /s/ Stephen E. Myers
                                     ---------------------------------------
                                     Stephen E. Myers
                                     President and Chief Executive Officer


                                 ALLIBERT EQUIPEMENT U.S., INC.


                                 By: /s/ Michel Cognet
                                     ---------------------------------------
                                     Michel Cogent


                                 SOMMER ALLIBERT S.A.
                                 (with respect to Section 9 only)

                                 By: /s/ Michel Cognet
                                     ---------------------------------------
                                     Michel Cogent










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                                LIST OF EXHIBITS
                                ----------------



                 Exhibit A -               Contico Sale Agreement
                 Exhibit B -               Form of Escrow Agreement
                 Exhibit C -               Form of Non-Competition Agreement
                 Exhibit D -               Warranty Agreement













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